EXHIBIT 99.1
                             GRAPHIC OMITTED]
News Release


                                  FOR ADDITIONAL INFORMATION:
                                  Media Relations:         Investor Relations:
                                  Ken Gordon               Daragh Porter
                                  (859) 815-4195 (office) (859) 815-3825
                                  (614) 886-4424 (mobile)
                                  kdgordon@ashland.com     dlporter@ashland.com

                                  FOR IMMEDIATE RELEASE:
                                  June 30, 2005

ASHLAND INC. EXTENDS AND COMPLETES DEBT TENDERS AND CONSENT SOLICITATIONS

COVINGTON, Ky. - Ashland Inc. (NYSE: ASH) ("Ashland") announced today that it extended and has completed its previously announced tender offers and consent solicitations in respect of each of the following of its notes (having the CUSIP Nos. specified in the table below): 6.625% Senior Notes, 8.80% Debentures, Series E Medium-Term Notes, Series F Medium-Term Notes, Series G Medium-Term Notes, 6.86% Series H Medium-Term Notes and 7.83% Series J Medium-Term Notes (collectively, the "Notes"). Each of the tender offers set forth in Ashland's Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent dated June 1, 2005 (the "Offer to Purchase"), was extended on June 30, 2005, from its previously announced expiration at 10 a.m., New York time, on June 30, 2005, and expired at 11:15 a.m., New York time, on June 30, 2005 (the "Expiration Date"), except such offers in respect of each of the following of its notes: 9.35% Series B Medium-Term Notes (CUSIP No.:04454CAJ5) and 9.20% Series D Medium-Term Notes (CUSIP No.:04454CBF2), each of which was completed at 5 p.m., New York time, on June 29, 2005.
         Ashland has accepted for payment all Notes that were validly tendered prior to 11:15 a.m., New York time, on June 30, 2005, in accordance with the terms and subject to the conditions of the applicable tender offers described in the Offer to Purchase. The percentages of each series of Notes accepted for purchase is set forth in the table below. Settlement in respect of such Notes occurred today promptly following expiration of the tender offers.
         As previously announced, Ashland received from its noteholders the requisite consents to the proposed amendments to the Indenture relating to its Notes described in the Offer to Purchase, and such amendments became effective on June 29, 2005 and are operative with respect to any Notes that remain outstanding.

Ashland Inc. Extends and Completes Debt Tenders and Consent Solicitations -2

         This  news   release  is  neither  an  offer  to  purchase  nor  a
solicitation of an offer to sell the Notes. The tender offers and consent solicitations were being made only by the Offer to Purchase.

         Credit Suisse First Boston LLC acted as the exclusive Dealer Manager and Solicitation Agent for the tender offers and consent solicitations. Questions regarding the tender offers or the consent solicitations may be directed to Credit Suisse First Boston LLC at (800) 820-1653 (toll-free) or (212) 325-3784 (collect), or in writing at Eleven Madison Avenue, New York, New York 10010, Attention: Liability Management Group.

ABOUT ASHLAND INC.
     Ashland Inc. (NYSE: ASH) is a Fortune 500 chemical and transportation construction company providing products, services and customer solutions throughout the world. To learn more about Ashland Inc., visit www.ashland.com.

                                                         NOTES

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

    6.625% Senior Notes   6.625% Senior       044204AC9                       $150,000,000                   96.36%
                          Notes due
                          February 15, 2008

    8.800% Debentures     8.800% Debentures   044540AH5                       $250,000,000                   91.95%
                          due November 15,
                          2012

    Series E Notes        Total =                                             $115,000,000                   93.04%

                          7.000%              04454CCX2                        $5,000,000                    100.00%
                            Medium-Term
                            Notes due
                            July 30, 2008

                          8.880%              04454CBU9                       $15,000,000                    100.00%
                            Medium-Term
                            Notes due
                            December 27,
                            2011


Ashland Inc. Extends and Completes Debt Tenders and Consent Solicitations -3

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------
                          8.700%              04454CBV7                        $3,000,000                    100.00%
                            Medium-Term
                            Notes due
                            December 30,
                            2011

                          8.620%              04454CBW5                        $3,000,000                    100.00%
                            Medium-Term
                            Notes due
                            January 16, 2012

                          8.990%              04454CCH7                        $5,000,000                    100.00%
                            Medium-Term
                            Notes due
                            April 13, 2012

                          8.960%              04454CCJ3                        $3,000,000                    100.00%
                            Medium-Term
                            Notes due April
                            25, 2012

                          8.250%              04454CCU8                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            February 12,
                            2013

                          9.080%              04454CCG9                        $5,000,000                    100.00%
                            Medium-Term
                            Notes due
                            March 31, 2013

                          7.720%              04454CCW4                       $10,000,000                    20.00%
                            Medium-Term
                            Notes due
                            July 15, 2013

                          7.730%              04454CCV6                       $15,000,000                    100.00%
                            Medium-Term
                            Notes due
                            July 15, 2013

                          7.650%              04454CCZ7                       $15,000,000                    100.00%
                            Medium-Term
                            Notes due
                            August 5, 2013

Ashland Inc. Extends and Completes Debt Tenders and Consent Solicitations -4

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

                          7.750%              04454CCY0                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            August 6, 2018

                          8.810%              04454CCM6                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            June 3, 2022

                          8.780%              04454CCN4                        $3,000,000                    100.00%
                            Medium-Term
                            Notes due
                            June 10, 2022

                          7.150%              04454CDC7                        $3,000,000                    100.00%
                            Medium-Term
                            Notes due
                            September 20,
                            2023

    Series F Notes        Total =                                             $86,500,000                    86.93%

                          7.900%              04454CDG8                       $10,000,000                    83.96%
                            Medium-Term
                            Notes due
                            August 5, 2006

                          7.790%              04454CDH6                       $15,000,000                    92.00%
                            Medium-Term
                            Notes due
                            August 9, 2006

                          8.430%              04454CDJ2                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            October 18, 2006

                          8.230%              04420QAF3                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            February 26,
                            2007

                          7.860%              04420QAJ5                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            March 23, 2007

Ashland Inc. Extends and Completes Debt Tenders and Consent Solicitations -5

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

                          8.625%              04420QAC0                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            February 10,
                            2015

                          8.380%              04420QAK2                       $16,500,000                    48.48%
                            Medium-Term
                            Notes due
                            April 1, 2015

                          8.630%              04420QAE6                        $5,000,000                    100.00%
                            Medium-Term
                            Notes due
                            February 21,
                            2025

    Series G Notes        Total =                                             $154,000,000                   88.61%

                          7.100%              04420QAZ9                        $5,000,000                     0.00%
                            Medium-Term
                            Notes due
                            October 10, 2005

                          7.220%              04420QAT3                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            August 9, 2006

                          7.400%              04420QAV8                       $12,000,000                    78.83%
                            Medium-Term
                            Notes due
                            September 19,
                            2006

                          7.280%              04420QAW6                       $15,000,000                    100.00%
                            Medium-Term
                            Notes due
                            October 4, 2006

                          7.250%              04420QAX4                       $15,000,000                    100.00%
                            Medium-Term
                            Notes due
                            October 9, 2006

Ashland Inc. Extends and Completes Debt Tenders and Consent Solicitations -6

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

                          7.160%              04420QAY2                       $20,000,000                    75.00%
                            Medium-Term
                            Notes due
                            October 9, 2006

                          6.990%              04420QBB1                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            November 6, 2006

                          6.900%              04420QBC9                       $12,000,000                    100.00%
                            Medium-Term
                            Notes due
                            November 14,
                            2006

                          7.710%              04420QAN6                       $20,000,000                    75.00%
                            Medium-Term
                            Notes due
                            May 11, 2007

                          7.200%              04420QBA3                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            October 15, 2007

                          7.560%              04420QAS5                       $10,000,000                    100.00%
                            Medium-Term
                            Notes due
                            August 9, 2016

                          7.780%              04420QAU0                       $15,000,000                    100.00%
                            Medium-Term
                            Notes due
                            September 19,
                            2016

    Series H Notes        6.860%              04420QBD7                       $150,000,000                   88.60%
                            Medium-Term                                                                  ---------------
                            Notes due May
                            1, 2009

    Series J Notes        7.830%              04420QBJ4                       $228,630,000                   80.99%
                            Medium-Term
                            Notes due
                            August 15, 2005